Exhibit 99.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

In connection with the accompanying Report on Form 11-K of Sterling Financial Corporation (“Sterling”) for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel G. Byrne, Principal Financial Officer of Sterling, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)                                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 26, 2003	By:	/s/ Daniel G. Byrne
Daniel G. Byrne
Senior Vice President – Finance, Assistant
Secretary, and Principal Financial Officer